Goodwill and other intangibles	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about intangible assets [abstract]
Goodwill and other intangibles	Goodwill and other intangibles
Accounting policies

Goodwill represents the excess purchase price paid for a business acquisition over the fair value of the net assets acquired. Goodwill is tested annually for impairment, or more frequently if an indicator of impairment is identified.

The customer relationship intangible asset relates to the Norbord Acquisition and is amortized straight-line over 10 years.
Other intangibles are recorded at historical cost less accumulated amortization and impairments. Other intangibles include software which is amortized over periods of up to five years and non‑replaceable finite term timber rights which are amortized as the related timber volumes are logged.

Goodwill is allocated to CGUs or groups of CGUs that are expected to benefit from the synergies of the business combination from which it arose. The allocation is based on the lowest level at which goodwill is monitored internally.

Recoverability of goodwill is assessed by comparing the carrying value of the CGU or group of CGUs associated with the goodwill balance to its estimated recoverable amount, which is the higher of its estimated fair value less costs of disposal or its value in use.

An impairment write down is recorded if the carrying value exceeds the estimated recoverable amount. Goodwill impairment losses cannot be reversed.
Supporting information

	Goodwill	Customer Relationship Intangible	Other	Total
As at January 1, 2020 (currency remeasurement)	$554	$—	$40	$594
Additions	—	—	2	2
Amortization[1]	—	—	(10)	(10)
Foreign exchange	5	—	—	5
As at December 31, 2020 (currency remeasurement)	$559	$—	$32	$591

As at December 31, 2020 (currency remeasurement)
Cost	$559	$—	$62	$621
Accumulated amortization	—	—	(30)	(30)
Net	$559	$—	$32	$591

As at December 31, 2020 (currency remeasurement)	$559	$—	$32	$591
Acquisitions (note 3)	1,417	470	17	1,904
Additions	—	—	7	7
Amortization[1]	—	(43)	(15)	(58)
Foreign exchange	(1)	(1)	—	(2)
Disposals	—	—	(2)	(2)
As at December 31, 2021	$1,975	$426	$39	$2,440

As at December 31, 2021
Cost	$1,975	$469	$79	$2,523
Accumulated amortization	—	(43)	(40)	(83)
Net	$1,975	$426	$39	$2,440
1.Amortization of $1 million relates to cost of products sold and $57 million relates to selling, general and administration expense (2020 - $2 million and $8 million, respectively).
Goodwill

For the purposes of impairment testing, goodwill has been allocated to the following CGU groups:

		Currency remeasurement	Currency remeasurement
	2021	2020	January 1, 2020
Canadian lumber	$171	$171	$167
US lumber	429	352	352
North America EWP[1]	1,280	36	35
Europe EWP	95	—	—
Total	$1,975	$559	$554
1.Prior to the Norbord Acquisition, the goodwill balances related to a CGU group comprised of our plywood and LVL operations.

The recoverable amounts of the above CGU groups were determined based on their value in use. Cash flow forecasts were based on internal estimates for 2022 and estimated mid-cycle earnings for subsequent years. Key assumptions include production volume, product pricing, raw material input cost, production cost, and discount rate. Key assumptions were determined using external sources and historical data from internal sources. Specifically, product pricing has been estimated by reference to average historical prices as well as third-party analyst projections of long-term product pricing. Pre-tax discount rates used ranged from 11.3% to 13.1%.
The estimated recoverable amounts of the CGU groups exceeded their respective carrying amounts and as such, no impairment losses were recognized for the year ended December 31, 2021 (2020 - nil).